UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

LIFEMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	LFMDP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 11, 2022, LifeMD, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company, Cleared Technologies, PBC, a Delaware public benefit corporation (“Cleared”) and the stockholders of Cleared identified in the Purchase Agreement (the “Sellers”).

Pursuant to the Purchase Agreement, the Company agreed to acquire all of the issued and outstanding equity securities of Cleared (the “Acquisition”) in exchange for (i) a payment equal to $460,000 to be paid at the closing of the Acquisition, (ii) a payment equal to $1,730,000 to be paid on or before the one year anniversary of the closing of the Acquisition, and (iii) a payment equal to $1,730,000 to be paid on or before the two year anniversary following the closing of the Acquisition (all payments, the “Acquisition Consideration”). In addition, pursuant to the Purchase Agreement, the Company agreed to pay to the Sellers certain “earn-out” payments, contingent upon the achievement of certain milestones through December 31, 2025 if and when Cleared produces specified amounts of revenue (the “Earn Out Consideration”). The maximum amount of Earn Out Consideration that Cleared can earn under the Purchase Agreement is $72,800,000 upon producing $150,000,000 of revenue within a trailing period of twelve consecutive months. The Acquisition Consideration and Earn Out Consideration is payable, as determined by the Company in its sole discretion, by (i) cash, (ii) common stock of the Company based upon the volume weighted average price of the common stock of the Company on the Nasdaq Capital Market (or another stock exchange, if the common stock of the Company is no longer listed on the Nasdaq Capital Market) for the 20 trading days immediately preceding the fifth day before the date of payment, or (iii) any combination of cash and common stock of the Company (valued in accordance with (ii) above).

Cleared is a privately held, telehealth company that provides personalized treatments for allergy, asthma, and immunology to patients across the United States. Cleared is based in New York City, New York.

The Purchase Agreement contains customary representations, warranties and covenants by each of the parties, and contains indemnification provisions under which the parties have agreed, subject to certain limitations, to indemnify each other against certain liabilities. On the closing date of the Acquisition, the Company will deposit a portion of the Acquisition Consideration with an escrow agent to be held in escrow. The escrow amount may be used to account for indemnification claims and any post-closing adjustment of the Acquisition Consideration.

The closing of the Acquisition is subject to customary conditions, including, among others, (i) the absence of any governmental order that restrains, prevents or materially alters the transactions contemplated by the Purchase Agreement, (ii) the accuracy of the parties’ representations and warranties contained in the Purchase Agreement (subject to certain qualifications), (iii) the parties’ material compliance with the covenants and agreements in the Purchase Agreement, and (iv) the absence of a material adverse effect on the Company or Cleared. The Company expects the Acquisition to close in the first quarter of 2022.

The Purchase Agreement also contains customary pre-closing covenants, including the obligation of Cleared to conduct its business in all material respects in the ordinary course and to refrain from taking certain specified actions without the consent of the Company.

The Purchase Agreement is terminable at any time prior to closing by mutual consent of the parties and in the following limited circumstances: (i) by the Company if there is an uncured (within 10 days of written notice) breach by Sellers that would result in the failure of a closing condition; (ii) by Sellers if there is an uncured (within 10 days of written notice) material breach by the Company that would result in the failure of a closing condition; (iii) by the Company, if the Sellers or Cleared have not satisfied their respective closing conditions as of January 31, 2022 or if satisfaction of such a condition becomes impossible and the Company has not waived such condition on or before such date; or (iv) by Sellers, if the Company has not satisfied its closing conditions as of January 31, 2022 or if satisfaction of such a condition becomes impossible and Sellers or Cleared has not waived such condition on or before such date.

The foregoing description of the Purchase Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Company may issue shares of its common stock in lieu of cash as the Acquisition Consideration and Earn Out Consideration, if applicable, to persons who are “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The issuance of shares of common stock in lieu of cash as the Acquisition Consideration and Earn Out Consideration in the Acquisition will be made in reliance on the exemption from registration afforded under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On January 11, 2022, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company does not intend for this Item 7.01, Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this report that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the Acquisition, which are subject to numerous assumptions, risks and uncertainties. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to the Company’s Report on Form 10-K for the year ended December 31, 2020, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes will differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by the Company with the SEC, risks and uncertainties for the Company include, but are not limited to, the failure to satisfy conditions to completion of the Acquisition, including receipt of required regulatory and other approvals and the failure of the Acquisition to close for any other reason. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Stock Purchase Agreement, dated as of January 11, 2022
99.1	Press Release, dated January 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and exhibits to the Stock Purchase Agreement have been omitted. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEMD, INC.

Dated:	January 12, 2022	By:	/s/ Eric Yecies
Eric Yecies
General Counsel and Chief Compliance Officer